UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

THE CONTAINER STORE GROUP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A filing consists of communications from The Container Store Group, Inc., a Delaware corporation (the “Company”) relating to the Securities Purchase Agreement, dated October 15, 2024, by and between the Company and Beyond, Inc. (“Beyond”) and the related collaboration between the Company and Beyond.

The following are excerpts from the prepared remarks for the earnings conference call that took place at 4:30 p.m. Eastern Time on October 29, 2024:

Filed by The Container Store Group, Inc.
Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934
Subject Company: The Container Store Group, Inc.
Commission File No.: 001-36161

“Additionally, we are looking forward to the newly announced strategic partnership with Beyond. We believe this partnership will strengthen our capabilities by leveraging Beyond’s data analytics to improve our lead management and conversion model, while offering customers additional financial solutions to support their purchases.

This is just one aspect of the partnership with Beyond that we believe will enhance our capabilities, expand our reach and deepen our relationships with customers. Through the licensing of the iconic Bed Bath & Beyond brand, we expect to enhance our store format and general merchandise offering to drive increased traffic across our businesses. Our customers are also expected to benefit from Beyond’s global loyalty program, multiple payment solutions and ancillary insurance and protection products. In addition, we plan to utilize Beyond’s growing data platform to enhance our marketing strategies and reduce customer acquisition and retention costs. We plan to integrate our Custom Spaces offering across Beyond’s portfolio of e-commerce banners as well as other ventures where Bed Bath & Beyond future licensed stores exist thereby creating expanded distribution of our iconic Custom Spaces offering….

We are actively collaborating with our lenders to amend or refinance [our credit] facilities and consummate the equity investment transaction with Beyond, which we believe would improve our financial situation.”

About The Container Store Group, Inc.
The Container Store Group, Inc. (NYSE: TCS) is the nation’s leading specialty retailer of organizing solutions, custom spaces, and in-home services – a concept they originated in 1978. Today, with locations nationwide, the retailer offers more than 10,000 products designed to transform lives through the power of organization.
Visit www.containerstore.com for more information about products, store locations, services offered and real-life inspiration.

Follow The Container Store on Facebook, X, Instagram, TikTok, YouTube, Pinterest, and LinkedIn.

Additional Information About the Transaction and Where to Find It
This communication relates to, among other things, the proposed transaction of the issuance of preferred stock by the Company pursuant to the definitive documents, which provides that the Company shall use efforts to call and hold a special meeting of the stockholders of the Company, as promptly as reasonably practicable following the closing of the transaction, to seek stockholder approval. In connection with the proposed special meeting of stockholders to seek stockholder approval, the Company will file relevant materials with the Securities Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the Securities Exchange Commission or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF THE CONTAINER STORE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE CONTAINER STORE AND THE PROPOSED TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by The Container Store with the SEC at the SEC’s website at www.sec.gov or from The Container Store at its website at https://investor.containerstore.com.

Participants in the Solicitation
The Container Store and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of The Container Store’s stockholders in connection with the proposed transaction will be set forth in The Container Store’s definitive proxy statement for its stockholder meeting at which the proposed transaction will be submitted for approval by The Container Store’s stockholders. You may also find additional information about The Container Store’s directors and executive officers in The Container Store’s Annual Report on Form 10-K for the fiscal year ended March 30, 2024, which was filed with the SEC on May 28, 2024, The Container Store’s Definitive Proxy Statement for its 2024 annual meeting of stockholders, which was filed with the SEC on July 9, 2024, and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

Forward Looking Statements
This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this communication that do not relate to matters of historical fact should be considered forward-looking statements, including statements regarding the terms and potential benefits of our collaboration with Beyond; Beyond’s potential equity investment, the potential amendment or refinancing of our debt; and expectations regarding our financial condition. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks relating to our collaboration with Beyond; the equity investment by Beyond is subject to conditions, including our ability to amend or refinance our debt in a manner commercially acceptable to Beyond; and the other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K on May 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and our other reports filed with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this communication. Any such forward-looking statements represent management’s estimates as of the date of this communication. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this communication.